LEGG MASON TAX EXEMPT TRUST, INC.

                Supplement to the Prospectus dated April 28, 2000

The  following   information  replaces  the  information  in  the  "Adviser  and
Administrator" subsection of the "Management" section on page 7.

            Management and Adviser:

            Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of the fund. As manager, LMFA is responsible for investment management and administrative services and for overseeing the fund's relationships with outside service providers, such as the custodian, transfer agent, accountants and lawyers. LMFA acts as manager or adviser to investment companies with aggregate assets of about $18.2 billion as of March 31, 2000.

            Legg Mason Trust, fsb ("LM Trust"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser to the fund. As adviser, LM Trust is responsible for investment management of the fund, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security.

            On June 1, 2000, LMFA and LM Trust replaced Legg Mason Capital Management, Inc. ("LMCM") as manager and investment adviser for the fund. The advisory personnel who previously managed the fund as employees of LMCM continue to do so as employees of LM Trust. The fund pays LMFA an advisory fee equal to an annual rate of 0.50% of the fund's average daily net assets. LMFA pays LM Trust an advisory fee equal to an annual rate of 0.45% of the fund's average daily net assets. For the fiscal year ended December 31, 1999, the fund paid LMCM a fee equal to an annual rate of 0.50% of the fund's average daily net assets and LMCM paid LMFA an administrative fee equal to an annual rate of 0.05% of the fund's average daily net assets.

The date of this supplement is June 1, 2000.